UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 15, 2005


                           Exact name of registrant as specified in
     Commission          its charter, address of principal executive          IRS Employer
    File Number           offices and registrant's telephone number       Identification Number
-------------------    -----------------------------------------------   ----------------------
      1-14465                           IDACORP, Inc.                          82-0505802
                                    1221 W. Idaho Street
                                    Boise, ID 83702-5627
                                       (208) 388-2200

                      State or Other Jurisdiction of Incorporation: Idaho

                                      None
-----------------------------------------------------------------------------------------------
                 Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                                    Form 8-K

ITEM 8.01    OTHER EVENTS.

On December 15, 2005, IDACORP, Inc. ("IDACORP") entered into a Sales Agency Agreement with BNY Capital Markets, Inc. ("BNYCMI"). Under the terms of the Sales Agency Agreement, IDACORP may offer and sell up to 2,500,000 shares of its common stock, without par value, and the preferred share purchase rights attached thereto (the "Shares") from time to time through BNYCMI, as IDACORP's agent for the offer and sale of the Shares.

A copy of the Sales Agency Agreement is filed as Exhibit 1.1 hereto. On December 15, 2005, in connection with this offer and sale of the Shares from time to time, IDACORP filed a prospectus supplement with the Securities and Exchange Commission pursuant to Rule 424(b).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

Number    Description

1.1 Sales Agency Agreement, dated December 15, 2005, between IDACORP, Inc. and BNY Capital Markets, Inc.

5.1       Opinion of Thomas R. Saldin, Esq.

5.2       Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2      Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
          Exhibit 5.2)


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 15, 2005

                                             IDACORP, Inc.

                                             By:  /s/ Darrel T. Anderson
                                                  ------------------------------
                                                  Darrel T. Anderson
                                                  Senior Vice President -
                                                  Administrative Services and
                                                  Chief Financial Officer


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

                                INDEX TO EXHIBITS


Number    Description

1.1 Sales Agency Agreement, dated December 15, 2005, between IDACORP, Inc. and BNY Capital Markets, Inc.

5.1       Opinion of Thomas R. Saldin, Esq.

5.2       Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2      Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
          Exhibit 5.2)


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